Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-61254

                       GABELLI CAPITAL SERIES FUNDS, INC.
                     Gabelli Capital Asset Fund (the "Fund")

                          SUPPLEMENT DATED MAY 8, 2008
                     TO THE PROSPECTUS DATED APRIL 30, 2008

         The following paragraph supplements the information contained under the heading "MANAGEMENT OF THE FUND" in the Prospectus:

         REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.